NUVEEN SANTA BARBARA GROWTH FUND

SUPPLEMENT DATED NOVEMBER 1, 2010

TO THE PROSPECTUS DATED NOVEMBER 30, 2009, AS PREVIOUSLY SUPPLEMENTED JULY 1, 2010

Nancy M. Crouse has been named a portfolio manager of the Nuveen Santa Barbara Growth Fund, joining Michael G. Mayfield, Britton C. Smith and James R. Boothe.

Ms. Crouse, CFA, is Co-Chief Investment Officer and Portfolio Manager for Santa Barbara Asset Management (“SBAM”). Ms. Crouse joined SBAM in January 2009 as a Managing Director and Portfolio Manager. Prior to joining SBAM, she served as the Chief Investment Officer of Rittenhouse Asset Management, a Portfolio Manager and Senior Vice President at Delaware Investment Advisers, and a Portfolio Manager, Analyst, and Vice President at CoreStates Investment Advisers.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH THE FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-STPM-1110P